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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2003

BRUKER DALTONICS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30833 (Commission File Number)	04-3110160 (IRS Employer Identification No.)
40 Manning Road Billerica, MA 01821 (Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (978) 663-3660

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits
Number	Description
99.1	Bruker Daltonics Inc. press release dated May 7, 2003.
Item 9.	Regulation FD Disclosure (furnished under Item 12, Disclosure of Results of Operations and Financial Conditions)

On May 7, 2003, Bruker Daltonics Inc. announced its results of operations for the quarter ended March 31, 2003. A copy of the related press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information provided in this Form 8-K is being furnished under Item 12, Disclosure of Results of Operations and Financial Condition, and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER DALTONICS INC.
DATE: MAY 7, 2003	By:	/s/ JOHN J. HULBURT John J. Hulburt Chief Financial Officer and Treasurer

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SIGNATURES